UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21359
                                                     ---------

     MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund
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               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
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               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                        Date of fiscal year end: July 31
                                                 -------

                   Date of reporting period: January 31, 2009
                                             ----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


       SEMIANNUAL
           REPORT                   MBIA CAPITAL/CLAYMORE MANAGED DURATION |
 January 31, 2009                          INVESTMENT GRADE MUNICIPAL FUND | MZF
       (Unaudited)

                                     [PHOTO]

   [LOGO MBIA]                                                          [LOGO]
ASSET MANAGEMENT(SM)                                                CLAYMORE(SM)

                                                            WWW.CLAYMORE.COM/MZF

                                                  ... YOUR STREAM TO THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                                          MBIA CAPITAL/CLAYMORE MANAGED DURATION

                                                 INVESTMENT GRADE MUNICIPAL FUND

                                     [PHOTO]

                              MZF | MBIA CAPITAL/CLAYMORE
                           LISTED | MANAGED DURATION
                             NYSE | INVESTMENT GRADE
                                    MUNICIPAL FUND

    [LOGO MBIA]                                                        [LOGO]
ASSET MANAGEMENT(SM)                                               CLAYMORE (SM)

    There can be no assurence the fund will achive its investment objective.
The value of the fund will fluctuate with the value of the underlying securites.
      Historically, closed-end funds ofen trade at a discount to their net asset value.

             NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/MZF, you will find:

o     Daily, weekly and monthly data on share prices, distributions and more

o     Portfolio overviews and performance analyses

o     Announcements, press releases and special notices and tax characteristics

MBIA Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | SemiAnnual Report | January 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dear SHAREHOLDER |

We thank you for your investment in MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund"). This report covers performance for the semi-annual period ended January 31, 2009.

The Fund's investment objective is to provide high current income exempt from regular federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve these objectives by investing at least 80% of its total assets in municipal bonds of investment-grade quality and normally investing substantially all of its total assets in securities of investment-grade quality. The Fund's Investment Adviser, MBIA Capital Management Corp. ("MBIA"), is owned by MBIA Asset Management Group, which manages fixed-income products with a total value of approximately $43 billion as of January 31, 2009. Its parent company, MBIA, Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index. Claymore Securities, Inc. serves as the Fund's Servicing Agent. Claymore entities have provided supervision, management, servicing and/or distribution on more than $10.4 billion in assets as of December 31, 2008. Claymore Securities, Inc. currently offers closed-end funds, unit investment trusts and exchange-traded funds.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the six-month period ended January 31, 2009, the Fund provided a total return based on market price of -11.08% and a total return of -11.42% based on NAV. As of January 31, 2009, the Fund's market price of $10.05 represented a discount of 11.06% to NAV of $11.30. As of July, 31, 2008 the Fund's market price of $11.73 represented a discount of 10.93% to NAV of $13.17. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 22 of the Fund's semiannual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

                                        SemiAnnual Report | January 31, 2009 | 3

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | DEAR SHAREHOLDER continued

On August 1, 2008, the Fund announced a 6.67% increase in the monthly dividend to $0.056 per share. At the same time, the Fund announced an amendment in the dividend schedule so that the dividend is declared on the first business day of each month and payable on the last business day of the month. In order to facilitate this change, the August distribution represented one and a half month's worth of dividends. Accordingly, the total August distribution was $0.0840 per share. Dividends of $0.056 per share were paid in each month from September 2008 through January 2009.

On February 2, 2009, the Fund announced a dividend increase to $0.061 per month, beginning with the February 2009 distribution. The increased dividend represents an annualized distribution rate of 7.28% based on the closing market price of $10.05 on January 31, 2009.

To learn more about the Fund's performance, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about how the Fund is managed, what impacted the performance of the Fund during the six months ended January 31, 2009, and MBIA's views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/mzf.

Sincerely,

/s/ Clifford D. Corso
-------------------------------------
Clifford D. Corso
President
MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

4 | SemiAnnual Report | January 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

QUESTIONS & ANSWERS|

CLIFFORD D. CORSO
PORTFOLIO MANAGER

Mr. Corso is President and Chief Investment Officer of MBIA Asset Management ("MBIA") and Chief Investment Officer of MBIA Insurance Corp. He joined the firm in 1994 and helped develop the company's fixed-income asset management platform. He now directs the investment of approximately $43 billion in fixed-income assets under management. In addition to the portfolios of MBIA Insurance Corp. and its affiliates, Mr. Corso's responsibilities include the direction of investments for outside clients such as pension funds, sovereign governments, state and local governments, and large institutional investors. He was previously the co-head of fixed-income at a subsidiary of Alliance Capital Management. Throughout his 23-year career, Mr. Corso has managed a broad range of fixed-income products, including corporate, asset-backed, government, mortgage and derivative products. Mr. Corso holds a bachelor's degree from Yale University and a master's degree from Columbia University. He holds Series 7, 24, and 63 registrations from the Financial Industry Regulatory Authority ("FINRA").

JEFFREY S. MACDONALD, CFA
PORTFOLIO MANAGER

Mr. MacDonald, who joined MBIA in 2007, is a Director of MBIA and has extensive experience in the fixed-income markets across a variety of sectors with particular emphasis on core and core plus strategies. He was previously a vice president and portfolio manager at Hartford Investment Management Company (HIMCO), where he managed core, core plus, intermediate core, and other broad-based fixed-income styles. He was also instrumental in designing some of HIMCO's fixed-income-based products, including a number of "alternative" strategies. Prior to joining HIMCO, Mr. MacDonald was a fixed-income portfolio analyst specializing in taxable/insurance portfolios at Wellington Management Company. He began his career with Fidelity Investments as a fixed-income trader and lead systems analyst. Mr. MacDonald earned his bachelor's degree from Trinity College in Connecticut and his master's degree from Boston University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute and is a member of the Hartford Security Analysts Society.

JAMES B. DICHIARO
PORTFOLIO MANAGER

Mr. DiChiaro joined MBIA in 1999 and is a Vice President of MBIA. He currently manages the firm's tax-exempt assets under management and has extensive experience managing taxable money-market portfolios. Mr. DiChiaro began his career at MBIA working with the Conduit group structuring medium-term notes for Meridian Funding Company and performing the treasury role for an MBIA sponsored asset-backed commercial paper conduit, Triple-A One Funding Corporation. Prior to joining MBIA he worked for Merrill Lynch supporting their asset-backed securities trading desk. Mr. DiChiaro has a bachelor's degree from Fordham University and a master's degree from Pace University.

In the following interview Portfolio Managers Clifford D. Corso, Jeffrey S. MacDonald and James B. DiChiaro discuss the market environment and the performance of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") for the semiannual period ended January 31, 2009.

--------------------------------------------------------------------------------
WILL YOU PLEASE PROVIDE AN OVERVIEW OF THE MUNICIPAL MARKET DURING THE SIX-MONTH PERIOD ENDED JANUARY 31, 2009?
In the most recent annual report for this Fund, published six months ago, we described the preceding year as a time of economic uncertainty and turmoil in capital markets. Since that time, there has been a pronounced deterioration in the United States' economy and financial markets, and its impact is being felt around the globe. The continued contraction of the residential real estate market and the limited availability of credit have placed tremendous pressure on asset prices, adding stress to the slowing economy. After the September failure of Lehman Brothers, the credit markets became so intolerant of risk that they were essentially frozen. As fearful investors sought the protection of U.S. Treasury securities, spreads between Treasury securities and bonds with any degree of credit risk widened dramatically, and there were pronounced declines in the market values of asset classes that carry any degree of risk.

The effects of the credit crisis were felt in the municipal bond market as we witnessed a lack of liquidity along with some of the worst performance in many years. The illiquid conditions brought the primary market to a standstill late in the third quarter, and abundant secondary market offerings sparked little institutional interest, which caused tax-exempt yields to rise. With the real estate market continuing its correction and a weakening economy, investors anticipated that the tax revenues of many state and local governments would fall, adding pressure to already strained budgets.

Poor liquidity in the municipal market persisted well into the fourth quarter of 2008, accompanied by unprecedented volatility. A heavy new issue calendar and selling from leveraged investors, mutual funds, and insurance companies pressured the liquidity-strained market. Concerns about state budget deficits in California and New York, the largest issuers of municipal bonds, provided additional stress on the market.

In mid-December, the continued flight to U.S. Treasury securities caused the ratio of 30-year AAA-rated general obligation municipal bonds to 30-year treasury bonds to spike to 208%, eclipsing the October record of 137%. Yield spreads on A-rated and BBB-rated municipals bonds widened significantly versus AAA-rated municipal bonds, as investors demonstrated very little tolerance for risk. The high ratios between the yields of high-grade municipal bonds and U.S. Treasury securities attracted retail interest, which gave the market buying momentum, and yields began to fall, especially for bonds with shorter maturities.

                                        SemiAnnual Report | January 31, 2009 | 5

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued

For the six-month period ended January 31, 2009, return of the Barclays Municipal Bond Index, a widely used measure of the municipal bond market as a whole, was 0.70%; return of the Barclays Non-Investment Grade Index was -19.52%.

On December 16, the Federal Reserve Board (the "Fed") reduced the target rate for federal funds to a range of 0 to 0.25%, which spurred buying of longer-term bonds as investors reached for yield. As issuers and investors left for their holiday vacations, the selling pressure and new issue activity diminished and 30-year AAA-rated general obligation municipal bond yields plummeted by as much as 70 basis points. The rally continued into January, as portfolio managers looked to reinvest January's coupon payments and found little supply from the primary markets.

--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?
All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the six-month period ended January 31, 2009, the Fund provided a total return based on market price of -11.08% and a total return of -11.42% based on NAV. As of January 31, 2009, the Fund's market price of $10.05 represented a discount of 11.06% to NAV of $11.30. As of July, 31, 2008 the Fund's market price of $11.73 represented a discount of 10.93% to NAV of $13.17. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates and it may be higher or lower than the Fund's NAV at a given point in time. The current discount to NAV provides an opportunity for investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the performance of the portfolio's NAV will be reflected in the market price return to shareholders.

On August 1, 2008, the Fund announced a 6.67% increase in the monthly dividend to $0.056 per share. At the same time, the Fund announced an amendment in the dividend schedule so that the dividend is declared on the first business day of each month and payable on the last business day of the month. In order to facilitate this change, the August distribution represented one and a half month's worth of dividends. Accordingly, the total August distribution was $0.0840 per share. Dividends of $0.056 per share were paid in each month from September 2008 through January 2009.

On February 2, 2009, the Fund announced a dividend increase to $0.061 per month, beginning with the February 2009 distribution. The increased dividend represents an annualized distribution rate of 7.28% based on the closing market price of $10.05 on January 31, 2009.

--------------------------------------------------------------------------------
HOW HAVE YOU STRUCTURED THE PORTFOLIO DURING THIS CHALLENGING PERIOD, AND WHAT HAS THAT STRUCTURE MEANT FOR PERFORMANCE?
We maintain a high quality portfolio that is diversified across issuers, sectors and states. As we select securities for the portfolio, in addition to paying careful attention to ratings, we also have a team of credit analysts who evaluate the credit quality of the issuers and individual bonds. We employ a thorough credit analysis to ensure that we are maintaining the desired level of quality in the Fund's portfolio while adding yield, as appropriate, by buying good quality bonds at what we consider to be attractive prices.

As of January 31, 2009, the average credit rating of bonds in the portfolio was A1/A+ (as rated by Moody's Investors Service and Standard & Poor's, the major rating agencies for municipal bonds). We have also maintained a large allocation to pre-refunded securities, which have little credit risk. A bond is pre-refunded when the issuer has purchased U.S. Treasury or agency securities that provide a stream of cash flow to pay off the bonds on their first call date. Pre-refunded securities represented 18.6% of the long-term investments as of January 31, 2009, compared with 19.1% six months earlier.

Throughout 2008, we increased the Fund's investment allocation to securities with slightly lower ratings, many of which we believe offered very good relative value without undue risk. We believe that the market will eventually revert to more normal long-term trends, with tighter spreads and ratios closer to their long-term average. If this happens, we believe that lower-rated securities should outperform the general market. Aside from the potential total return performance on these lower-rated securities, we also view these securities as an effective way to add yield to the portfolio. We funded these investments primarily by selling AA-or AAA-rated or pre-refunded bonds, for which the market was more liquid than for lower-rated bonds. We took a cautious approach when investing in these lower-rated securities and did so at times when there was a significant widening in spreads. The result has been an increase in income to the portfolio.

As of January 31, 2009, securities rated BBB or lower represented 19.7% of long-term investments, compared with 23.8% as of July 31, 2008. The decrease in the percentage of the lower-rated bonds in the portfolio over the past six months is somewhat deceptive as an indicator of strategy because the market values of these bonds fell as spreads widened in the last few months of 2008, and this detracted from the Fund's total return for the period. However, the selective addition of lower-rated bonds provided additional income to the portfolio, making possible two dividend increases since mid-year 2008. As long-term investors, we recognize the

6 | SemiAnnual Report | January 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued

risk of trying to time the market precisely. Instead, we prefer to implement portfolio strategy in a gradual fashion that we believe will be in the best long-term interest of shareholders.

In terms of sector representation, as we reduced the Fund's allocation to pre-refunded bonds, we increased exposure to the health care, development, housing, power and tobacco sectors.

In the fourth quarter of 2008, municipal bond prices fell, reflecting the excess supply in the market which caused interest rates to rise. In response to the risk of continued rising interest rates, we shortened the portfolio's duration by selling longer-duration securities. As of January 31, 2009, the average duration of the Fund's portfolio was 7.62 years, compared with 8.33 years at July 31, 2008. Duration is a measure of the interest rate sensitivity of a bond or fixed-income portfolio which incorporates time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

--------------------------------------------------------------------------------
WOULD YOU EXPLAIN THE FUND'S LEVERAGE STRATEGY AND ITS EFFECT ON FUND RETURNS? The Fund, like many closed-end funds, utilizes leverage (borrowing) as part of its investment strategy. As of January 31, 2009, the Fund had $69.45 million of leverage outstanding in the form of Auction Market Preferred Shares ("AMPS"). AMPS holders receive a dividend that is reset every seven or 28 days, depending on the tranche. The term tranche is used to describe a specific series of AMPS. The Fund has issued two tranches of AMPS. The purpose of leverage is to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. However, when leveraged investments fall in price, the leverage magnifies the reduction in overall return, and this was the case during the six months ended January 31, 2009. Please keep in mind, the use of leverage will also result in greater volatility of the NAV and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the financial leverage are borne entirely by the holders of Common Shares.

As discussed in the prior report, auctions in the broad auction-rate preferred securities market, including the AMPS issued by the Fund, continue to fail. Investors should be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding the Fund's AMPS. This maximum rate is determined by a formula based upon the London Interbank Offered Rate ("LIBOR") or the taxable equivalent short-term municipal rate, whichever is greater. LIBOR is the interest rate that banks charge one another in the short-term international interbank market.

The Fund has two series of AMPS, one that auctions each week and one that auctions every 28 days. As of January 31, 2009, the rates established as a result of failed auctions were 1.70% for the Fund's 7-day AMPS and 1.78% for the Fund's 28-day AMPS. These maximum rates are not significantly different from, and in many cases are lower than, past successful auctions.

We will continue to evaluate the benefits and impacts of leverage on the Fund, as well as exploring other methods of utilizing leverage.

--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN THE COMING MONTHS?
We are cautiously optimistic about the municipal bond market, and we believe that the Fund is well positioned given the current environment. We have taken advantage of widening spreads to increase the Fund's exposure to what we believe to be good quality BBB credits and a few securities with slightly lower ratings.

We believe that the passage of President Obama's economic stimulus plan will be beneficial to state and local governments, which will provide funds to help relieve the large budget deficits. However, although bond market conditions have somewhat improved, we caution that the market may experience continued volatility in 2009. In a recessionary environment, issuers tend to seek cash, and credit risk is elevated compared to periods when the economy is growing.

Our plan going forward is to continue to add exposure to lower-rated credits where we believe they are being mispriced or undervalued. We believe there is an opportunity to add attractive yield as well as long-term total return by adding some lower-rated bonds to the Fund's portfolio at prices below their intrinsic value.

--------------------------------------------------------------------------------
INDEX DEFINITIONS
All indices are unmanaged and are not investable.

The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch.

The Barclays Municipal Non-Investment Grade Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be non-rated or be rated non-investment grade (Ba1 or below) by at least two of the following ratings agencies:Moody's, S&P, Fitch.

                                        SemiAnnual Report | January 31, 2009 | 7

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
MZF RISKS AND OTHER CONSIDERATIONS
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. An investment in this Fund may not be suitable for investors who are, or as a result of this investment would become, subject to the federal alternative minimum tax because the securities in the Fund may pay interest that is subject to taxation under the federal alternative minimum tax. Special rules apply to corporate holders. Additionally, any capital gains dividends will be subject to capital gains taxes.

There can be no guarantee that hedging strategies will be employed or will be successful. The premium paid for entering into such hedging strategies will result in a reduction in the net asset value of the Funds and a subsequent reduction of income to the Fund. Any income generated from hedging transactions will not be exempt from income taxes.

Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

There are also specific risks associated with investing in municipal bonds. The secondary market for municipal bonds is less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

8 | SemiAnnual Report | January 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund SUMMARY | AS OF JANUARY 31,2009 (unaudited)

FUND INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                       MZF
Initial Offering Date:                                       August 27, 2003
Closing Market Price as of 01/31/09:                            $      10.05
Net Asset Value as of 01/31/09:                                 $      11.30
Yield on Closing Market Price as of 01/31/09:                           7.28%(4)
Taxable Equivalent Yield on Closing Market
Price as of 01/31/09(1):                                               11.21%(4)
January Monthly Distribution Per Common Share(2):               $     0.0560
Leverage as of 01/31/09(3):                                               44%
Percentage of total investments subject
to alternative minimum tax                                              21.5%
--------------------------------------------------------------------------------

(1) Taxable equivalent yield is calculated assuming a 35% federal income tax bracket.

(2)   Monthly distribution is subject to change.

(3)   As a percentage of total investments.

(4) Based upon the increased monthly distribution of $0.061 per share announced in February 2009.

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 8/27/03)                                        MARKET            NAV
--------------------------------------------------------------------------------
Six Months                                                -11.08%        -11.42%
One Year                                                  -15.91%        -16.11%
Three Year - average annual                                -2.83%         -3.61%
Five Year - average annual                                 -2.69%         -0.30%
Since Inception - average annual                           -2.04%          0.42%
--------------------------------------------------------------------------------

                                   [PIE CHART]

SECTOR CONCENTRATION*
--------------------------------------------------------------------------------
Prerefunded                                                                18.6%
Health Care                                                                13.9%
Housing                                                                    12.9%
IDR/IRB                                                                    11.5%
Power                                                                       6.4%
Miscellaneous Revenue                                                       6.3%
General Obligation                                                          5.8%
Transportation                                                              5.4%
Higher Education                                                            5.0%
Tobacco                                                                     3.3%
Lease Backed Rev Bond                                                       3.0%
Secondary Education                                                         2.8%
Enhanced Tobacco                                                            2.7%
Airport                                                                     2.4%
--------------------------------------------------------------------------------
*As a percentage of long-term investments.
--------------------------------------------------------------------------------

                                   [PIE CHART]

STATE/TERRITORY ALLOCATION*
--------------------------------------------------------------------------------
New York                                                                   13.3%
California                                                                 11.2%
Texas                                                                      10.2%
Florida                                                                     7.7%
Ohio                                                                        6.4%
Illinois                                                                    4.9%
Missouri                                                                    4.3%
Colorado                                                                    4.2%
Wyoming                                                                     3.5%
Pennsylvania                                                                3.3%
All other states                                                           31.0%
--------------------------------------------------------------------------------
*As a percentage of long-term municipal bonds and notes.
--------------------------------------------------------------------------------

                                  [LINE CHART]

SHARE PRICE & NAV PERFORMANCE
--------------------------------------------------------------------------------
                     Date          Share Price         NAV
                    1/31/08          $ 12.73         $ 14.23
                     2/1/08            12.79           14.29
                     2/4/08            12.81           14.27
                     2/5/08            12.77           14.34
                     2/6/08            12.74           14.29
                     2/7/08            12.74           14.22
                     2/8/08            12.7            14.25
                    2/11/08            12.76           14.27
                    2/12/08            12.77           14.22
                    2/13/08            12.66           14.17
                    2/14/08            12.3            14.04
                    2/15/08            12.23           13.97
                    2/19/08            12.33           13.88
                    2/20/08            12.25           13.83
                    2/21/08            12.23           13.8
                    2/22/08            12.1            13.73
                    2/25/08            12.19           13.59
                    2/26/08            12.08           13.48
                    2/27/08            12.05           13.28
                    2/28/08            11.8            13.01
                    2/29/08            11.54           12.81
                     3/3/08            11.7            12.85
                     3/4/08            11.72           13.15
                     3/5/08            11.77           13.22
                     3/6/08            11.79           13.38
                     3/7/08            11.85           13.48
                    3/10/08            11.81           13.5
                    3/11/08            11.82           13.39
                    3/12/08            11.77           13.4
                    3/13/08            11.73           13.37
                    3/14/08            11.73           13.4
                    3/17/08            11.46           13.43
                    3/18/08            11.64           13.39
                    3/19/08            11.57           13.4
                    3/20/08            11.52           13.4
                    3/24/08            11.64           13.3
                    3/25/08            11.74           13.29
                    3/26/08            11.75           13.32
                    3/27/08            11.71           13.27
                    3/28/08            11.77           13.34
                    3/31/08            11.83           13.4
                     4/1/08            11.89           13.3
                     4/2/08            11.7            13.32
                     4/3/08            11.87           13.39
                     4/4/08            11.87           13.47
                     4/7/08            12.01           13.46
                     4/8/08            11.86           13.55
                     4/9/08            11.93           13.71
                    4/10/08            12.17           13.73
                    4/11/08            12.13           13.84
                    4/14/08            12.21           13.85
                    4/15/08            12.15           13.82
                    4/16/08            12.21           13.78
                    4/17/08            12.22           13.76
                    4/18/08            12.29           13.73
                    4/21/08            12.28           13.74
                    4/22/08            12.29           13.75
                    4/23/08            12.33           13.72
                    4/24/08            12.3            13.63
                    4/25/08            12.25           13.6
                    4/28/08            12.26           13.6
                    4/29/08            12.25           13.64
                    4/30/08            12.2            13.66
                     5/1/08            12.25           13.69
                     5/2/08            12.21           13.63
                     5/5/08            12.17           13.64
                     5/6/08            12.14           13.58
                     5/7/08            12.17           13.59
                     5/8/08            12.21           13.65
                     5/9/08            12.21           13.74
                    5/12/08            12.26           13.77
                    5/13/08            12.3            13.72
                    5/14/08            12.38           13.73
                    5/15/08            12.29           13.82
                    5/16/08            12.29           13.85
                    5/19/08            12.31           13.86
                    5/20/08            12.34           13.91
                    5/21/08            12.29           13.92
                    5/22/08            12.32           13.84
                    5/23/08            12.3            13.89
                    5/27/08            12.27           13.84
                    5/28/08            12.38           13.78
                    5/29/08            12.42           13.68
                    5/30/08            12.3            13.76
                     6/2/08            12.4            13.8
                     6/3/08            12.46           13.85
                     6/4/08            12.33           13.82
                     6/5/08            12.32           13.71
                     6/6/08            12.37           13.77
                     6/9/08            12.35           13.76
                    6/10/08            12.34           13.66
                    6/11/08            12.3            13.65
                    6/12/08            12.18           13.5
                    6/13/08            12.15           13.48
                    6/16/08            12.2            13.49
                    6/17/08            12.19           13.48
                    6/18/08            12.13           13.46
                    6/19/08            12.08           13.38
                    6/20/08            11.98           13.26
                    6/23/08            11.83           13.21
                    6/24/08            11.88           13.18
                    6/25/08            11.95           13.17
                    6/26/08            11.86           13.21
                    6/27/08            11.87           13.3
                    6/30/08            11.88           13.34
                     7/1/08            11.9            13.41
                     7/2/08            12              13.48
                     7/3/08            11.99           13.44
                     7/7/08            12.05           13.47
                     7/8/08            12.05           13.51
                     7/9/08            12.12           13.56
                    7/10/08            12.07           13.59
                    7/11/08            12.04           13.56
                    7/14/08            11.92           13.56
                    7/15/08            11.75           13.59
                    7/16/08            11.79           13.52
                    7/17/08            11.76           13.38
                    7/18/08            11.77           13.28
                    7/21/08            11.84           13.26
                    7/22/08            11.82           13.15
                    7/23/08            11.74           13.02
                    7/24/08            11.63           13.13
                    7/25/08            11.66           13.12
                    7/28/08            11.68           13.15
                    7/29/08            11.76           13.12
                    7/30/08            11.74           13.12
                    7/31/08            11.73           13.17
                     8/1/08            11.73           13.18
                     8/4/08            11.74           13.18
                     8/5/08            11.76           13.13
                     8/6/08            11.66           13.08
                     8/7/08            11.7            13.17
                     8/8/08            11.78           13.21
                    8/11/08            11.72           13.19
                    8/12/08            11.75           13.26
                    8/13/08            11.72           13.23
                    8/14/08            11.78           13.3
                    8/15/08            11.72           13.35
                    8/18/08            11.86           13.37
                    8/19/08            11.85           13.35
                    8/20/08            11.89           13.36
                    8/21/08            11.89           13.33
                    8/22/08            11.9            13.31
                    8/25/08            11.97           13.34
                    8/26/08            12.03           13.34
                    8/27/08            12.07           13.3
                    8/28/08            12              13.3
                    8/29/08            12.03           13.28
                     9/2/08            12.05           13.28
                     9/3/08            12.05           13.32
                     9/4/08            12.18           13.38
                     9/5/08            12.17           13.43
                     9/8/08            12.15           13.42
                     9/9/08            12.1            13.5
                    9/10/08            12.13           13.5
                    9/11/08            12.08           13.44
                    9/12/08            12.1            13.38
                    9/15/08            11.79           13.27
                    9/16/08            11.62           13.02
                    9/17/08            11.3            12.85
                    9/18/08            10.62           12.45
                    9/19/08            11.16           12.6
                    9/22/08            10.73           12.52
                    9/23/08            10.66           12.41
                    9/24/08            10.68           12.3
                    9/25/08            10.44           12.2
                    9/26/08            10.31           12.14
                    9/29/08            9.6             12.07
                    9/30/08            9.97            11.84
                    10/1/08            10.03           11.78
                    10/2/08            9.93            11.77
                    10/3/08            9.91            11.88
                    10/6/08            9.1             11.88
                    10/7/08            8.95            11.78
                    10/8/08            8.7             11.53
                    10/9/08            8.1             11.38
                   10/10/08            7.34            10.75
                   10/13/08            7.99            10.74
                   10/14/08            8.24            10.34
                   10/15/08            7.88            10.12
                   10/16/08            7.96            10.06
                   10/17/08            8.09            10.09
                   10/20/08            8.58            10.08
                   10/21/08            8.74            10.35
                   10/22/08            8.93            10.73
                   10/23/08            9.29            10.98
                   10/24/08            9.13            11.09
                   10/27/08            9.12            11.09
                   10/28/08            9.09            10.88
                   10/29/08            9.1             10.84
                   10/30/08            9.15            10.79
                   10/31/08            9.22            10.81
                    11/3/08            9.2             10.83
                    11/4/08            9.2             10.92
                    11/5/08            9.46            10.95
                    11/6/08            9.47            11.01
                    11/7/08            9.66            10.99
                   11/10/08            9.61            11
                   11/11/08            9.41            11
                   11/12/08            9.04            11
                   11/13/08            8.83            11.02
                   11/14/08            8.9             11.02
                   11/17/08            9               10.98
                   11/18/08            8.69            11.02
                   11/19/08            8.26            11.03
                   11/20/08            8.28            10.97
                   11/21/08            8.25            10.84
                   11/24/08            8.35            10.67
                   11/25/08            8.72            10.51
                   11/26/08            8.57            10.49
                   11/28/08            8.57            10.49
                    12/1/08            8.64            10.48
                    12/2/08            8.29            10.38
                    12/3/08            8.32            10.25
                    12/4/08            8.14            10.17
                    12/5/08            7.89            10.05
                    12/8/08            7.61            9.85
                    12/9/08            7.39            9.81
                   12/10/08            7.34            9.72
                   12/11/08            7.28            9.57
                   12/12/08            7.31            9.57
                   12/15/08            6.96            9.53
                   12/16/08            6.79            9.58
                   12/17/08            7.16            9.72
                   12/18/08            7.46            9.9
                   12/19/08            7.86            10.02
                   12/22/08            8               10.07
                   12/23/08            8.12            10.13
                   12/24/08            8.25            10.16
                   12/26/08            8.24            10.17
                   12/29/08            8.31            10.22
                   12/30/08            8.42            10.27
                   12/31/08            8.5             10.32
                     1/2/09            8.74            10.34
                     1/5/09            8.77            10.4
                     1/6/09            9.11            10.49
                     1/7/09            9.03            10.67
                     1/8/09            9.13            10.85
                     1/9/09            9.31            11.01
                    1/12/09            9.56            11.09
                    1/13/09            9.66            11.19
                    1/14/09            9.43            11.32
                    1/15/09            9.51            11.33
                    1/16/09            9.73            11.32
                    1/20/09            9.72            11.23
                    1/21/09            9.78            11.12
                    1/22/09            9.82            11.05
                    1/23/09            9.86            11.03
                    1/26/09            9.9             11.01
                    1/27/09            9.85            11.14
                    1/28/09            9.97            11.19
                    1/29/09            10.03           11.24
                    1/30/09            10.05           11.3

                                   [PIE CHART]

CREDIT QUALITY*
--------------------------------------------------------------------------------
AAA                                                                        17.2%
AA                                                                         31.6%
A                                                                          31.5%
BBB                                                                        17.2%
BB                                                                          1.8%
B                                                                           0.7%
--------------------------------------------------------------------------------
* As a percentage of long-term investments. Based on Standard & Poor's or other equivalent ratings.
--------------------------------------------------------------------------------

                                   [PIE CHART]

MATURITY BREAKDOWN*
--------------------------------------------------------------------------------
0-5 Years                                                                  19.0%
6-10 Years                                                                  5.0%
11-15 Years                                                                26.1%
16-20 Years                                                                13.2%
21-25 Years                                                                12.7%
26-30 Years                                                                19.1%
30 + Years                                                                  4.9%
--------------------------------------------------------------------------------
* As a percentage of long-term invstments.
--------------------------------------------------------------------------------

INSURED SECURITIES BREAKDOWN*
--------------------------------------------------------------------------------
AMBAC                                                                       8.0%
FSA                                                                         3.8%
PSF                                                                         1.6%
GNMA                                                                        1.1%
FHA                                                                         1.1%
CIFG                                                                        1.0%
FGIC/MBIA                                                                   0.8%
Assured Gty                                                                 0.7%
--------------------------------------------------------------------------------
*   As a percentage of long-term investments.

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/mzf. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

                                        SemiAnnual Report | January 31, 2009 | 9

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund |

Portfolio of INVESTMENTS | JANUARY 31, 2009 (unaudited)

RATING      PRINCIPAL                                                              OPTIONAL
(S&P)*   AMOUNT (000)   DESCRIPTION                                         CALL PROVISIONS**          VALUE
-------------------------------------------------------------------------------------------------------------
                        MUNICIPAL BONDS & NOTES - 169.5%

                        ALASKA - 0.8%
A+       $        750   Alaska Muni Bond Bank Auth,
                        Ser 1,5.75%, 09/01/33                                09/01/18 @ 100   $      729,773
-------------------------------------------------------------------------------------------------------------

                        ALABAMA - 2.0%
BBB               845   Courtland, AL Ind Dev Brd
                        Environ Imp Rev, AMT, Ser B,
                        6.25%, 08/01/25                                      08/01/13 @ 100          571,144

Baa3            1,890   Courtland, AL Ind Dev Brd
                        Solid Waste Disp Rev, AMT,
                        6.00%, 08/01/29                                      08/01/09 @ 101        1,253,032
-------------------------------------------------------------------------------------------------------------
                                                                                                   1,824,176
-------------------------------------------------------------------------------------------------------------

                        ARIZONA - 1.1%
AA              1,000   Salt River Proj AZ Agric Impt & Pwr Dist Rev,
                        Ser A, 5.00%, 01/01/37                               01/01/16 @ 100          973,540
-------------------------------------------------------------------------------------------------------------

                        CALIFORNIA - 19.0%
A-              5,000   California Public Works Brd
                        Dept Mental Health Lease Rev, Ser A,
                        5.00%, 06/01/24                                      06/01/14 @ 100        4,593,950

A               6,000   California Various Purpose Gen Oblig,
                        5.125%, 11/01/24                                     11/01/13 @ 100        6,013,260

A-              2,500   Chula Vista, CA Ind Dev Rev, Ser B
                        AMT, 5.50% 12/01/21                                  06/02/14 @ 102        2,288,550

BBB             2,065   Golden State Tobacco Securitization
                        Rev, Ser A-1, 5.00%, 06/01/33                        06/01/17 @ 100        1,268,550

AAA             2,750   Golden State Tobacco Settlement
                        Rev, Ser B, 5.375%, 06/01/28
                        (Prerefunded @ 06/01/10)+                            06/01/10 @ 100        2,894,073
-------------------------------------------------------------------------------------------------------------
                                                                                                  17,058,383
-------------------------------------------------------------------------------------------------------------

                        COLORADO - 7.1%
AA              4,500   Colorado Health Facs Auth Rev,
                        5.25%, 09/01/21
                        (Prerefunded @ 09/01/11)+                            09/01/11 @ 100        4,957,110

BBB             2,000   Colorado Health Facs Auth Rev,
                        5.25%, 05/15/42                                      05/15/17 @ 100        1,372,920
-------------------------------------------------------------------------------------------------------------
                                                                                                   6,330,030
-------------------------------------------------------------------------------------------------------------

                        DISTRICT OF COLUMBIA - 3.2%
AA              1,550   District of Columbia Ballpark Rev,
                        Ser B-1,5.00%, 02/01/35 (FGIC/MBIA)                  02/01/16 @ 100        1,170,746

Aaa             2,000   District of Columbia FHA Multi Family
                        Henson Ridge-Rmkt, AMT,
                        5.10%, 06/01/37 (FHA)                                06/01/15 @ 102        1,662,320
-------------------------------------------------------------------------------------------------------------
                                                                                                   2,833,066
-------------------------------------------------------------------------------------------------------------

                        FLORIDA - 13.1%
A1              2,500   Highlands Co., FL Health Facs
                        Auth Rev, Ser B, 5.25%, 11/15/23
                        (Prerefunded @ 11/15/12)+                            11/15/12 @ 100        2,823,575

A1              3,000   Highlands Co., FL Health Facs
                        Auth Rev, Ser D, 5.875%, 11/15/29
                        (Prerefunded @ 11/15/13)+                            11/15/13 @ 100        3,545,400

RATING      PRINCIPAL                                                              OPTIONAL
(S&P)*   AMOUNT (000)   DESCRIPTION                                         CALL PROVISIONS**          VALUE
-------------------------------------------------------------------------------------------------------------
                        FLORIDA (CONTINUED)
A-       $      2,200   Miami-Dade Co., FL Aviation Rev, AMT,
                        5.00%, 10/01/38 (CIFG)                               10/01/15 @ 100   $    1,546,380

BBB             1,000   Seminole Indian Tribe FL Rev, Ser A,
                        144A, 5.25%, 10/01/27                                10/01/17 @ 100          673,940

Aa3             2,750   South Broward Co., FL Hosp Dist
                        Rev, 5.60%, 05/01/27
                        (Prerefunded @ 05/01/12)+                            05/01/12 @ 101        3,141,022
-------------------------------------------------------------------------------------------------------------
                                                                                                  11,730,317
-------------------------------------------------------------------------------------------------------------

                        ILLINOIS - 8.3%
AAA             1,115   Chicago O'Hare Intl Arpt Rev 3rd Lien,
                        Ser A-2, AMT, 5.50%, 01/01/16 (FSA)                  01/01/14 @ 100        1,131,201

A+              3,000   Illinois Dev Fin Auth Hosp Rev,
                        5.65%, 11/15/24
                        (Prerefunded @ 11/15/09)+                            11/15/09 @ 101        3,149,580

Baa1            2,000   Illinois Fin Auth, Roosevelt Univ Rev,
                        5.50%, 04/01/37                                      04/01/17 @ 100        1,620,500

AA              1,995   Illinois Hsg Dev Auth Homeowner Mtg,
                        AMT, Ser A-2, 5.00%, 08/01/36                        02/01/16 @ 100        1,574,294
-------------------------------------------------------------------------------------------------------------
                                                                                                   7,475,575
-------------------------------------------------------------------------------------------------------------

                        IOWA - 1.4%
BBB             2,000   Iowa Tobacco Settlement Auth, Cap
                        Apprec Asset Bkd, Ser B, 5.60%, 06/01/34             06/01/17 @ 100        1,223,580
-------------------------------------------------------------------------------------------------------------

                        LOUISIANA - 5.3%
BBB             1,000   De Soto Parish, LA Environ Imp
                        Rev, AMT, Ser A, 5.85%, 11/01/27                     11/01/13 @ 100          622,010

BB+             3,000   Louisiana Govt, Environ Facs & Comnty
                        Dev Auth Rev, 6.75%, 11/01/32                        11/01/17 @ 100        2,072,400

BBB+            3,000   St. John Baptist Parish, LA
                        Marathon Oil Corp., Ser A, 5.125%, 06/01/37          06/01/17 @ 100        2,014,050
-------------------------------------------------------------------------------------------------------------
                                                                                                   4,708,460
-------------------------------------------------------------------------------------------------------------

                        MARYLAND - 0.8%
BBB-            1,000   Maryland Health & Hgr Ed Facs Auth Rev,
                        5.75%, 01/01/38                                      01/01/18 @ 100          737,280
-------------------------------------------------------------------------------------------------------------

                        MASSACHUSETTS - 2.1%
AA-             1,000   Massachusetts Housing Fin Agency,
                        AMT, 5.10%, 12/01/27                                 06/01/17 @ 100          888,800

AA              1,000   Massachusetts Housing Fin Agency,
                        AMT, Ser 134, 5.60%, 12/01/38                        06/01/18 @ 100          946,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   1,834,800
-------------------------------------------------------------------------------------------------------------

                        MICHIGAN - 1.9%
A-              2,000   Michigan Strategic Fund Ltd Oblig
                        Rev Ref, Ser C, 5.45%, 09/01/29                      09/01/11 @ 100        1,697,260
-------------------------------------------------------------------------------------------------------------

                        MISSISSIPPI - 0.8%
BBB             1,000   Warren County, MS Gulf Opp Zone,
                        Intl Paper Co., Ser A, 6.50%, 09/01/32               09/01/18 @ 100          707,460
-------------------------------------------------------------------------------------------------------------

See notes to financial statements.

10 | SemiAnnual Report | January 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

RATING      PRINCIPAL                                                              OPTIONAL
(S&P)*   AMOUNT (000)   DESCRIPTION                                         CALL PROVISIONS**          VALUE
-------------------------------------------------------------------------------------------------------------
                        MISSOURI - 7.3%
AA-      $      6,000   Missouri Health & Educ Facs Auth
                        Rev, Ser A, 5.25%, 06/01/28
                        (Prerefunded @ 06/01/11) (AMBAC)+                    06/01/11 @ 101   $    6,558,420
-------------------------------------------------------------------------------------------------------------

                        NEBRASKA - 3.0%
A               3,000   Public Power Generation Agency,
                        Whelan Energy Ctr Unit 2,5.00%,
                        01/01/41 (AMBAC)                                     01/01/17 @ 100        2,665,530
-------------------------------------------------------------------------------------------------------------

                        NEVADA - 5.4%
A               5,410   Henderson, NV Health Care Fac Rev,
                        Ser A, 5.625%, 07/01/24                              07/01/14 @ 100        4,848,929
-------------------------------------------------------------------------------------------------------------

                        NEW YORK - 22.5%
A-              2,750   Long Island, NY Power Auth Rev, Ser A,
                        5.10%, 09/01/29                                      09/01/14 @ 100        2,546,390

AA-             4,000   Metropolitan Trans Auth Rev, Ser A,
                        5.125%, 01/01/24                                     07/01/12 @ 100        4,007,840

B-                750   New York City Indl Dev Rev, JFK
                        Intl Arpt, Ser A, AMT, 8.00%, 08/01/12                          N/A          609,562

B-                500   New York City Indl Dev Rev, American Airlines
                        JFK Intl Arpt, AMT, 7.50%, 08/01/16                             N/A          416,690

BB              1,000   New York Dorm Auth Rev, NYU Hosp Ctr,
                        Ser B, 5.25%, 07/01/24                               07/01/17 @ 100          681,070

AA              2,250   New York, NY Gen Oblig, Ser J,
                        5.00%, 05/15/23                                      05/15/14 @ 100        2,266,425

A+              1,750   New York Muni Bond Bank Agy Special
                        School Purpose Rev, Ser C,
                        5.25%, 12/01/22                                      06/01/13 @ 100        1,783,040

AA-             4,000   New York Tobacco Settlement Funding
                        Corp, Ser A1, 5.50%, 06/01/19                        06/01/13 @ 100        4,104,760

A-              5,000   Suffolk Co, NY Ind Dev Agy Rev, AMT,
                        5.25%, 06/01/27                                      06/01/13 @ 100        3,786,700
-------------------------------------------------------------------------------------------------------------
                                                                                                  20,202,477
-------------------------------------------------------------------------------------------------------------

                        NORTH CAROLINA - 3.7%
BBB+            1,000   North Carolina Eastern Muni Power Agy
                        Sys Rev Ref, Ser D, 5.125%, 01/01/23                 01/01/13 @ 100          859,380

BBB+            1,000   North Carolina Eastern Muni Power Agy
                        Sys Rev Ref, Ser D, 5.125%, 01/01/26                 01/01/13 @ 100          802,550

AA              1,775   North Carolina Housing Fin Agy Rev, AMT,
                        Ser 14A, 5.35%, 01/01/22 (AMBAC)                     07/01/11 @ 100        1,662,430
-------------------------------------------------------------------------------------------------------------
                                                                                                   3,324,360
-------------------------------------------------------------------------------------------------------------

                        OHIO - 10.8%
BBB             1,150   Buckeye OH, Tobacco Settlement Turbo Rev,
                        Ser A-2, 5.875%, 06/01/30                            06/01/17 @ 100          732,722

BBB             2,000   Buckeye OH, Tobacco Settlement Turbo Rev,
                        Ser A-2, 5.75%, 06/01/34                             06/01/17 @ 100        1,203,220

AA-             3,000   Cuyahoga Co., OH Rev Ref, Ser A,
                        6.00%, 01/01/20                                      07/01/13 @ 100        3,165,720

RATING      PRINCIPAL                                                              OPTIONAL
(S&P)*   AMOUNT (000)   DESCRIPTION                                         CALL PROVISIONS**          VALUE
-------------------------------------------------------------------------------------------------------------
                        OHIO (CONTINUED)
AA-      $      5,000   Lorain Co., OH Hosp Rev Ref, Ser A,
                        5.25%, 10/01/33                                      10/01/11 @ 101   $    4,623,850
-------------------------------------------------------------------------------------------------------------
                                                                                                   9,725,512
-------------------------------------------------------------------------------------------------------------

                        OKLAHOMA - 3.2%
AA-             3,525   Oklahoma Dev Fin Auth Rev,
                        5.00%, 02/15/42                                      02/15/17 @ 100        2,899,665
-------------------------------------------------------------------------------------------------------------

                        PENNSYLVANIA - 5.6%
BBB             2,340   Pennsylvania Higher Education Facs Auth
                        Rev, 5.25%, 05/01/23                                 05/01/13 @ 100        1,955,749

BBB+            2,000   Pennsylvania State Higher Education,
                        5.00%, 07/15/39                                      07/15/15 @ 100        1,345,100

BBB             1,000   Pennsylvania State Higher Education,
                        5.00%, 05/01/37                                      11/01/17 @ 100          706,440

AA-             1,000   Pennsylvania State Higher Education,
                        U of PA Health Sys, Ser B, 6.00%, 08/15/26           08/15/18 @ 100        1,021,730
-------------------------------------------------------------------------------------------------------------
                                                                                                   5,029,019
-------------------------------------------------------------------------------------------------------------

                        PUERTO RICO - 1.7%
BBB-            1,300   Puerto Rico Public Bldgs Auth Rev,
                        Ser I, 5.50%, 07/01/25
                        (Prerefunded @ 07/01/14)+                            07/01/14 @ 100        1,503,944
-------------------------------------------------------------------------------------------------------------

                        RHODE ISLAND - 0.7%
BBB             1,000   Rhode Island Tobacco Settlement Financing
                        Corp, Ser A, 6.25%, 06/01/42                         06/01/12 @ 100          667,590
-------------------------------------------------------------------------------------------------------------

                        SOUTH CAROLINA - 3.3%
AAA             2,500   Florence Co., SC Hosp Rev, Ser A,
                        5.25%, 11/01/27 (FSA)                                11/01/14 @ 100        2,372,475

BBB             1,000   Georgetown Co., SC Environ Imp Rev,
                        AMT, Ser A, 5.30%, 03/01/28                          03/01/14 @ 100          601,830
-------------------------------------------------------------------------------------------------------------
                                                                                                   2,974,305
-------------------------------------------------------------------------------------------------------------

                        SOUTH DAKOTA - 5.6%
AAA             5,000   South Dakota Hsg Dev Auth, Ser K, AMT,
                        5.05%, 05/01/36                                      11/01/15 @ 100        3,992,200

AA-             1,200   South Dakota St Hlth & Edl Fac, Ser A
                        5.25%, 11/01/34                                      11/01/14 @ 100        1,018,272
-------------------------------------------------------------------------------------------------------------
                                                                                                   5,010,472
-------------------------------------------------------------------------------------------------------------

                        TEXAS - 17.3%
Aaa             2,000   Bexar Co., TX Hsg Fin, AMT,
                        5.20%, 10/20/34 (GNMA/FHA)                           10/20/14 @ 100        1,717,460

AAA               205   Eagle Mtn & Saginaw, TX Indep School
                        Dist, Ser A, 5.25%, 08/15/23 (PSF)                   08/15/13 @ 100          214,567

AAA             2,500   Houston, TX Utility System, First Lien
                        Rev Ref, Ser A, 5.00%, 11/15/33 (FSA)                11/15/17 @ 100        2,393,675

A               2,000   Lower Colo Riv Auth Tex Rev, Ser A,
                        6.25%, 05/15/28                                      05/15/18 @ 100        2,089,940

A               1,885   Matagorda Co., TX Nav Dist No.1 Rev, AMT,
                        5.125%, 11/01/28 (AMBAC) (1)                                    N/A        1,413,241

A-              2,000   North TX, Tollway Auth Rev, Ser A,
                        5.625%, 01/01/33                                     01/01/18 @ 100        1,871,640

See notes to financial statements.

                                       SemiAnnual Report | January 31, 2009 | 11

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

RATING      PRINCIPAL                                                              OPTIONAL
(S&P)*   AMOUNT (000)   DESCRIPTION                                         CALL PROVISIONS**          VALUE
-------------------------------------------------------------------------------------------------------------
                        TEXAS (CONTINUED)
A-       $      1,000   North TX, Tollway Auth Rev, Ser L-2,
                        6.00%, 01/01/38 (1)                                             N/A   $    1,044,780

AAA             2,325   Pampa, TX Indep School
                        Dist, 5.00%, 08/15/36 (PSF)                          08/15/17 @ 100        2,297,542

BBB+            2,100   San Leanna Ed Facs Corp Higher Ed Rev,
                        5.125%, 06/01/36                                     06/01/17 @ 100        1,377,033

AAA             1,000   Tarrant Cnty Tex Cult Ed Facs Rev,
                        Ser A, 5.75%, 07/01/18 (Assured Gty)                            N/A        1,078,260
-------------------------------------------------------------------------------------------------------------
                                                                                                  15,498,138
-------------------------------------------------------------------------------------------------------------

                        WEST VIRGINIA - 5.5%
AAA             5,000   West Virginia Housing Dev Fund Rev,
                        Ser D, 5.20%, 11/01/21                               05/01/11 @ 100        4,908,300
-------------------------------------------------------------------------------------------------------------

                        WISCONSIN - 1.2%
AA              1,250   Wisconsin State Health & Ed Facs Rev,
                        Ser A, 5.00%, 11/15/36                               11/15/16 @ 100        1,089,800
-------------------------------------------------------------------------------------------------------------

                        WYOMING - 5.8%
BBB             4,000   Sweetwater Co., WY Solid Waste Disp Rev,
                        AMT, 5.60%, 12/01/35                                 12/01/15 @ 100        2,728,440

AA+             3,100   Wyoming Cmnty Dev Auth Hsg Rev,
                        Ser 7, AMT, 5.10%, 12/01/38                          12/01/16 @ 100        2,500,429
-------------------------------------------------------------------------------------------------------------
                                                                                                   5,228,869
-------------------------------------------------------------------------------------------------------------

                        TOTAL MUNICIPAL BONDS & NOTES - 169.5%
                        (Cost $167,414,111)                                                      151,999,030
-------------------------------------------------------------------------------------------------------------

RATING      RDEMPTION
(S&P)*    VALUE (000)   DESCRIPTION                                                                    VALUE
-------------------------------------------------------------------------------------------------------------
                        PREFERRED SHARES - 2.0%
Aaa      $      2,000   Centerline Equity Issuer Trust, AMT, Ser A-4-1,
                        5.75%, 04/30/15 (remarketing), 144A
                        (Cost $2,000,000)                                                          1,848,460
-------------------------------------------------------------------------------------------------------------
                        TOTAL LONG-TERM INVESTMENTS - 171.5%
                        (Cost $169,414,111)                                                      153,847,490
-------------------------------------------------------------------------------------------------------------

            NUMBER OF
               SHARES   DESCRIPTION                                                                  VALUE
-------------------------------------------------------------------------------------------------------------
                        SHORT-TERM INVESTMENTS - 3.6%

                        MONEY MARKET FUND - 3.6%
            3,242,869   JP Morgan Tax Free Money Market
                        (Cost $3,242,869)                                                     $    3,242,869
-------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS - 175.1%
                        (Cost $172,656,980)                                                      157,090,359

                        Other assets in excess of liabilities - 2.3%                               2,053,485

                        Preferred Shares, at redemption value -
                        (-77.4% of Net Assets Applicable to Common
                        Shareholders or -44.2% of Total Investments)                             (69,450,000)
-------------------------------------------------------------------------------------------------------------
                        NET ASSETS APPLICABLE TO
                        COMMON SHAREHOLDERS - 100.0% (2)                                      $   89,693,844
-------------------------------------------------------------------------------------------------------------

* For securities not rated by Standard & Poor's Rating Group, the rating by Moody's Investor Services, Inc. or Fitch Ratings is provided.

** Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

+ This bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

(1) Step-up security. Security is a step-up bond where the coupon increases or steps up at a predetermined date.

(2) Portfolio percentages are calculated based on net assets applicable to common shareholders.

Glossary:

AMBAC - Insured by Ambac Assurance Corporation

AMT - Alternative Minimum Tax

Assured Gty - Insured by Assured Guaranty

CIFG - Insured by CIFG Assurance NA

FGIC/MBIA - MBIA Insurance Corporation has entered into an agreement with
            Financial Guaranty Insurance Company to provide "cut through" reinsurance for the majority of FGIC's U.S. public finance portfolio. The "cut through" reinsurance allows bondholders the ability to file claims directly with either FGIC or MBIA Insurance Corp.

FHA - Guaranteed by Federal Housing Administration

FSA - Insured by Financial Security Assurance, Inc.

GNMA - Guaranteed by Ginnie Mae

PSF - Guaranteed by Texas Permanent School Fund

144A - Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009 these securities amounted to $2,522,400 which represents 2.8% of net assets applicable to common shareholders.

See notes to financial statements.

12 | SemiAnnual Report | January 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of ASSETS AND LIABILITIES | JANUARY 31, 2009 (unaudited)

ASSETS
   Investments, at value (cost $172,656,980)                      $ 157,090,359
   Interest receivable                                                2,098,695
   Receivable for securities sold                                     1,062,271
   Other assets                                                          12,389
--------------------------------------------------------------------------------
      Total assets                                                  160,263,714
--------------------------------------------------------------------------------

LIABILITIES
   Payable for securities purchased                                     542,190
   Custodian bank                                                       429,590
   Investment advisory fee payable                                       34,814
   Servicing agent fee payable                                           23,271
   Dividends payable - preferred shareholders                            13,249
   Administration fee payable                                             3,263
   Accrued expenses and other liabilities                                73,493
--------------------------------------------------------------------------------
      Total liabilities                                               1,119,870
--------------------------------------------------------------------------------

PREFERRED SHARES, AT REDEMPTION VALUE
   $.001 par value per share; 2,778 Auction Market Preferred
   Shares authorized, issued and outstanding at $25,000 per
   share liquidation preference                                      69,450,000
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                      $  89,693,844
================================================================================

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common stock, $.001 par value per share; unlimited number
      of shares authorized, 7,935,591 shares issued and
      outstanding                                                 $       7,936
   Additional paid-in capital                                       112,471,279
   Net unrealized depreciation on investments                       (15,566,621)
   Accumulated undistributed net investment income                      742,218
   Accumulated net realized loss on investments                      (7,960,968)
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                      $  89,693,844
================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS (based on
   7,935,591 common shares outstanding)                           $        11.30
================================================================================

See notes to financial statements.

                                       SemiAnnual Report | January 31, 2009 | 13

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED JANUARY 31, 2009 (unaudited)

INVESTMENT INCOME
   Interest                                                       $   4,728,736
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                            $ 315,922
   Servicing agent fee                                  210,615
   Auction agent fees - preferred shares                 95,695
   Professional fees                                     73,120
   Fund accounting                                       30,272
   Printing expenses                                     22,534
   Administrative fee                                    22,277
   Trustees' fees and expenses                           21,862
   NYSE listing fee                                      10,672
   Transfer agent fee                                     9,654
   Custodian fee                                          8,820
   Insurance                                              7,143
   Line of credit fee                                       184
   Other                                                 14,904
--------------------------------------------------------------------------------
   Total expenses                                                       843,674
   Investment advisory fees waived                                     (103,282)
   Servicing agent fees waived                                          (68,855)
--------------------------------------------------------------------------------
   Net expenses                                                         671,537
--------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                           4,057,199
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
      Investments                                                    (1,483,722)
   Net change in unrealized appreciation
      (depreciation) on:
      Investments                                                   (13,186,859)
--------------------------------------------------------------------------------
   Net realized and unrealized loss on investments                  (14,670,581)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED
   SHAREHOLDERS FROM
   Net investment income                                             (1,330,371)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON
   SHAREHOLDERS RESULTING FROM OPERATIONS                         $ (11,943,753)
================================================================================

See notes to financial statements.

14 | SemiAnnual Report | January 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of CHANGES IN NET ASSETS |

                                                                                   FOR THE SIX
                                                                                  MONTHS ENDED         FOR THE
                                                                              JANUARY 31, 2009      YEAR ENDED
                                                                                   (UNAUDITED)   JULY 31, 2008
--------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   RESULTING FROM OPERATIONS:
   Net investment income                                                      $      4,057,199   $   7,865,929
   Net realized gain (loss) on investments and swaptions                            (1,483,722)     (4,116,820)
   Net change in unrealized appreciation (depreciation) on investments and
      swaptions                                                                    (13,186,859)     (4,317,189)
DISTRIBUTIONS TO AUCTION MARKET PREFERRED SHAREHOLDERS FROM NET INVESTMENT
   INCOME                                                                           (1,330,371)     (2,731,245)
--------------------------------------------------------------------------------------------------------------
Net (decrease) in net assets applicable to common shareholders resulting
   from operations                                                                 (11,943,753)     (3,299,325)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
   Net investment income                                                            (2,888,555)     (4,951,809)
--------------------------------------------------------------------------------------------------------------
   Total change in net assets applicable to common shareholders                    (14,832,308)     (8,251,134)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
   Beginning of period                                                             104,526,152     112,777,286
--------------------------------------------------------------------------------------------------------------
   End of period (including undistributed net investment income of $742,218
       and $903,945, respectively.)                                           $     89,693,844   $ 104,526,152
==============================================================================================================

See notes to financial statements.

                                       SemiAnnual Report | January 31, 2009 | 15

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Financial HIGHLIGHTS |

                                                                                                                             FOR THE
                                                                                                                              PERIOD
                                                                                                                          AUGUST 27,
                                          FOR THE SIX                                                                          2003*
PER SHARE OPERATING PERFORMANCE          MONTHS ENDED           FOR THE        FOR THE        FOR THE        FOR THE         THROUGH
FOR ONE COMMON SHARE                 JANUARY 31, 2009        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     OUTSTANDING
THROUGHOUT EACH PERIOD                    (UNAUDITED)     JULY 31, 2008  JULY 31, 2007  JULY 31, 2006  JULY 31, 2005   JULY 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF PERIOD                         $          13.17     $       14.21  $       14.25  $       14.68  $       13.83  $    14.33**
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                            0.51              0.99           0.95           0.90           0.92        0.78
Net realized and unrealized
   gain/(loss) on investments and
   swaptions transactions                       (1.85)            (1.06)         (0.10)         (0.41)          0.87       (0.42)
Distributions to preferred
   shareholders from net investment
   income (common share
   equivalent basis)                            (0.17)            (0.35)         (0.31)         (0.27)         (0.16)      (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                (1.51)            (0.42)          0.54           0.22           1.63        0.28
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
   SHAREHOLDERS FROM NET INVESTMENT
   INCOME                                       (0.36)            (0.62)         (0.58)         (0.65)         (0.78)      (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Common share offering costs
   charged to paid-in-capital in
   excess of par                                    -                 -              -              -              -       (0.03)
Preferred shares offering
   costs/underwriting discount
   charged to paid-in-capital in
   excess of par                                    -                 -              -              -              -       (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Total capital share transactions                    -                 -              -              -              -       (0.15)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $          11.30     $       13.17  $       14.21  $       14.25  $       14.68  $     13.83
====================================================================================================================================
MARKET VALUE, END OF PERIOD          $          10.05     $       11.73  $       12.63  $       12.29  $       13.15  $    13.11
====================================================================================================================================
TOTAL INVESTMENT RETURN (A)
   Net asset value                             -11.42%            -3.07%          3.80%          1.57%         12.03%       1.11%
   Market value                                -11.08%            -2.29%          7.93%         -1.60%          6.47%      -8.62%

RATIOS AND SUPPLEMENTAL DATA
Net assets end of period
   (thousands)                       $         89,694     $     104,526  $     112,777  $     113,044  $     116,511  $  109,776
Ratio of expenses to average
   net assets (excluding interest
   expense on floating rate note
   obligations and net of fee
   waivers) (c)                                  1.46%(b)          1.27%          1.28%          1.63%          1.53%       1.34%(b)
Ratio of expenses to average
   net assets (excluding interest
   expense on floating rate note
   obligations and excluding fee
   waivers) (c)                                  1.83%(b)          1.61%          1.62%          1.89%          1.77%       1.56%(b)
Ratio of expenses to average
   net assets (including interest
   expense on floating rate note
   obligations(d) and net of fee
   waivers) (c)                                  1.46%(b)          1.32%          1.44%          1.63%          1.53%       1.34%(b)
Ratio of expenses to average
   net assets (including interest
   expense on floating rate note
   obligations(d) and excluding fee
   waivers) (c)                                  1.83%(b)          1.66%          1.78%          1.89%          1.77%       1.56%(b)
Ratio of net investment income to
   average net assets (c)                        8.82%(b)          7.15%          6.56%          6.21%          6.34%       5.85%(b)
Portfolio turnover                                  9%               29%             4%            21%            15%        129%
Preferred shares, at redemption
   value ($25,000 per share
   liquidation preference)
   (thousands)                       $         69,450     $      69,450  $      69,450  $      69,450  $      69,450  $   69,450
Preferred shares asset coverage
   per share                         $         57,287     $      62,626  $      65,597  $      65,693  $      66,941  $   64,516
Asset coverage per $1,000 of
   indebtedness (e)                               N/A               N/A  $      37,445            N/A            N/A         N/A


*     Commencement of investment operations.

** Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

N/A Not applicable.

(a) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund's dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(b)   Annualized.

(c) Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.

(d) See Note 1 of the Notes to Financial Statements for more information on floating rate note obligations.

(e) Calculated by subtracting the Fund's total liabilities (not including the floating rate note obligations) from the Fund's total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.

16 | SemiAnnual Report | January 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Notes to FINANCIAL STATEMENTS | JANUARY 31, 2009 (unaudited)

Note 1 - ORGANIZATION & ACCOUNTING POLICIES:

The MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. The following is a summary of significant accounting policies followed by the Fund.

SECURITIES VALUATION: The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps ("swaptions") are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

For those securities whose quotations or prices are not available via the pricing service, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the issuer's financial statements, and
(viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No.157,"Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measure-ments. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of January 31, 2009 were as follows:

VALUATIONS AT JANUARY 31, 2009
DESCRIPTION
(VALUE IN $000S)                         SECURITIES    DERIVATIVES         TOTAL
--------------------------------------------------------------------------------
Assets:
Level 1                                 $     5,091   $         --   $     5,091
Level 2                                     151,999             --       151,999
Level 3                                          --             --            --
--------------------------------------------------------------------------------
Total                                   $   157,090   $         --   $   157,090
================================================================================

Liabilities:

Level 1                                 $        --   $         --   $        --
Level 2                                          --             --            --
Level 3                                          --             --            --
--------------------------------------------------------------------------------
Total                                   $        --   $         --   $        --
================================================================================

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes over the life of each security.

SWAPTIONS: The Fund may engage in options transactions on interest rate swap agreements, commonly referred to as swaptions. A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise"yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a receive-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate interest and a payer of variable rate interest, while the writer has the obligation to enter into the opposite side of the interest rate swap. The Fund will enter into such transactions to attempt to hedge some or all of its interest rate exposure in its holdings of municipal bonds. The Fund generally purchases pay-fixed swaptions. Upon the purchase of these pay-fixed swaptions by the Fund, the total purchase price paid was recorded as an investment. The market valuation is determined as set forth in the preceding securities valuation section. When the pay-fixed swaptions are exercised, the Fund has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest. When the pay-fixed swaptions reach their scheduled expiration dates, the Fund will record a gain or loss depending on the difference between the purchase price and the value of the swaptions on their exercise date. At January 31, 2009, the Fund had no swaptions outstanding.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares on a monthly basis and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 5.

INVERSE FLOATING RATE INVESTMENTS AND FLOATING RATE NOTE OBLIGATIONS: Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs.

                                       SemiAnnual Report | January 31, 2009 | 17

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts' assets and cash flows, FASB Statement No.140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (FAS 140) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption "Floating rate note obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest expense on floating rate note obligations" on the Fund's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At January 31,2009, the Fund had no outstanding investments in floating rate notes purchased through a transfer of a fixed rate bond to a dealer trust.

Use of Estimates: The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2 - AGREEMENTS:
Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between MBIA Capital Management Corp. (the "Adviser") and the Fund, the Adviser is responsible for the daily management of the Fund's portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund's Board of Trustees. The Adviser is a subsidiary of MBIA Asset Management, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund's average daily managed assets. ("Managed Assets" represent the Fund's total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund's average daily Managed Assets from the commencement of the Fund's operations through September 1, 2008 and at the annual rate of 0.042% thereafter through September 1, 2009. Effective June 16, 2006, the Adviser voluntarily agreed to waive an additional 0.0375% of advisory fees and has since agreed to forego the scheduled step down in the contractual waiver scheduled for September 1, 2008. These waivers are voluntary in nature and can be discontinued or increased at the Adviser's discretion.

Pursuant to a Servicing Agreement, Claymore Securities, Inc. (the "Servicing Agent") acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund's Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008 and at the annual rate of 0.028% thereafter through September 1, 2009. Effective June 16, 2006, the Servicing Agent voluntarily agreed to waive an additional 0.025% of servicing fees and has since agreed to forego the scheduled step down in the contractual waiver scheduled for September 1, 2008. These waivers are voluntary in nature and can be discontinued or increased at the Servicing Agent's discretion.

Under a separate Fund Administration agreement, Claymore Advisors, LLC, an affiliate of the Servicing Agent, provides fund administration services to the Fund. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                                              RATE
--------------------------------------------------------------------------------
First$200,000,000                                                        0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%
--------------------------------------------------------------------------------
For the six months ended January 31, 2009, the Fund incurred approximately $22,000 in fund administration fees.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

The Fund does not compensate its officers who are officers of the aforementioned firms.

Note 3 - INVESTMENT TRANSACTIONS:
Purchases and sales of investment securities, excluding short-term investments, for the six months ended January 31, 2009, aggregated $14,904,817 and $17,949,896, respectively.

Note 4 - FEDERAL INCOME TAXES:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of January 31, 2009 is as follows:

      COST OF
  INVESTMENTS           GROSS TAX           GROSS TAX         NET TAX UNREALIZED
      FOR TAX          UNREALIZED          UNREALIZED            DEPRECIATION ON
     PURPOSES        APPRECIATION        DEPRECIATION                INVESTMENTS
--------------------------------------------------------------------------------
 $172,690,190          $3,706,608       ($19,306,439)              ($15,599,831)
--------------------------------------------------------------------------------

18 | SemiAnnual Report | January 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership/trust income.

As of July 31, 2008, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

                                                 ACCUMULATED          UNREALIZED
            UNDISTRIBUTED      UNDISTRIBUTED     CAPITAL AND       APPRECIATION/
        TAX-EXEMPT INCOME    ORDINARY INCOME    OTHER LOSSES      (DEPRECIATION)
--------------------------------------------------------------------------------
2008             $867,705            $84,592    ($6,492,388)        ($2,412,972)
--------------------------------------------------------------------------------

The cumulative timing differences under tax basis accumulated capital loss for the year ended July 31, 2008 is due to investments in partnerships/trusts.

As of July 31, 2008, for federal income tax purposes, the Fund utilized $246,745 of capital loss carryforward to offset capital gains. The Fund had a remaining capital loss carryforward of $2,009,787 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows:$1,384,327 on July 31, 2013 and $625,460 on July 31, 2014.

Distributions paid to shareholders during the tax year ended July 31, 2008 were characterized as follows for tax purposes:

               TAX-EXEMPT           ORDINARY       LONG-TERM               TOTAL
                   INCOME             INCOME    CAPITAL GAIN       DISTRIBUTIONS
--------------------------------------------------------------------------------
2008           $7,666,751            $16,303              $-          $7,683,054
--------------------------------------------------------------------------------

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2008, the Fund incurred and will elect to defer $4,482,601 as post-October losses.

The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No.48 ("FIN 48") Accounting for Uncertainty in Income Taxes on July 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements.

Tax years for fiscal years ended in 2005, 2006, 2007 and 2008 are still subject to examination by major jurisdictions.

Note 5 - CAPITAL:
There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 7,935,591 common shares outstanding at January 31, 2009, of which the Adviser owned 6,981 shares. There were no transactions in common shares for the six months ended January 31, 2009 or the year ended July 31, 2008.

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares ("AMPS"), Series M7 and 1,389 shares of Auction Market Preferred Shares, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of January 31, 2009, the Fund had 1,389 shares each of Auction Market Preferred Shares, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund's AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 110% or the reference rate plus 1.10%.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund's leverage as well as any alternative that may be available.

The range of dividend rates on the Fund's AMPS for the six months ended January 31, 2009, were as follows:

SERIES               LOW               HIGH      AT 1/31/09    NEXT AUCTION DATE
--------------------------------------------------------------------------------
M7                1.640%            10.377%          1.695%              2/02/09
W28               1.778%             7.912%          1.778%              2/25/09
--------------------------------------------------------------------------------

The Fund is subject to certain limitations and restrictions while the AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value plus any accrued dividends.

The AMPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the AMPS.

Note 6 - BORROWINGS:
The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At January 31, 2009 there was no outstanding balance in connection with the Fund's uncommitted line of credit. The average daily amount of borrowings during the six months ended January 31, 2009 was $30,348 with a related weighted average interest rate of 1.67%.

Note 7 - INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 - ACCOUNTING PRONOUNCEMENTS:
In March 2008, the FASB issued Statement of Financial Accounting Standards No.161, ("SFAS No. 161"),"Disclosures about Derivative Instruments and Hedging Activities". This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No.161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of January 31, 2009, management does not believe the adoption of SFAS No.161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 9 - SUBSEQUENT EVENTS:

DIVIDEND DECLARATIONS - COMMON SHAREHOLDERS
The Fund has declared the following dividend to common shareholders:

 RATE PER        DECLARATION        EX-DIVIDEND         RECORD           PAYABLE
    SHARE               DATE               DATE           DATE              DATE
--------------------------------------------------------------------------------
$0.061               2/02/09            2/11/09        2/13/09           2/27/09
$0.061               3/02/09            3/11/09        3/13/09           3/31/09
--------------------------------------------------------------------------------

                                       SemiAnnual Report | January 31, 2009 | 19

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund |

Supplemental INFORMATION | (unaudited)

The Annual Meeting of Shareholders of the Fund was held on October 20,
2008. Holders of the Fund's preferred shares of beneficial interest voted on the election of Trustees.

Voting results for the election of Trustees by preferred shareholders are set forth below:

                                                   # OF SHARES       # OF SHARES
NAME                                                  IN FAVOR          WITHHELD
--------------------------------------------------------------------------------
Ronald A. Nyberg                                         2,217                99

The terms of the following Trustees of the Fund did not expire in 2008:Randall
C. Barnes, Clifford D. Corso, Nicholas Dalmaso and Ronald E. Toupin, Jr.

TRUSTEES
The Trustees of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

                                                                                             NUMBER OF
NAME, ADDRESS,* YEAR OF TERM OF OFFICE**   PRINCIPAL OCCUPATION DURING                       PORTFOLIOS IN THE
BIRTH AND POSITION(S)   AND LENGTH OF      THE PAST FIVE YEARS AND                           FUND COMPLEX***     OTHER DIRECTORSHIPS
HELD WITH REGISTRANT    TIME SERVED        OTHER AFFILIATIONS                                OVERSEEN BY TRUSTEE HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes       Since 2006         Private Investor (2001-present). Formerly, Senior         44          None
Year of Birth:1951                         Vice President & Treasurer, PepsiCo., Inc.
Trustee                                    (1993-1997), President, Pizza Hut International
                                           (1991-1993) and Senior Vice President,
                                           Strategic Planning and New Business Development
                                           (1987-1990) of PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg        Since 2003         Partner of Nyberg & Cassioppi, LLC, a law firm            47          None
Year of Birth:1953                         specializing in corporate law, estate planning
Trustee                                    and business transactions (2000-present).
                                           Formerly, Executive Vice President, General
                                           Counsel and Corporate Secretary of Van Kampen
                                           Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.   Since 2003         Retired. Formerly, Vice President, Manager and            44          None
Year of Birth:1958                         Portfolio Manager of Nuveen Asset Management
Trustee                                    (1998-1999), Vice President of Nuveen Investment
                                           Advisory Corp. (1992-1999), Vice President and
                                           Manager of Nuveen Unit Investment Trusts (1991-
                                           1999), and Assistant Vice President and
                                           Portfolio Manager of Nuveen Unit Investment
                                           Trusts (1988-1999), each of John Nuveen & Co.,
                                           Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Clifford D. Corso+      Since 2003         President of MBIA Asset Management LLC & MBIA              1          None
113 King Street                            Capital Management Corp.; Chief Investment
Armonk, NY 10504                           Officer, MBIA Insurance Corp.
Year of Birth:1961
Trustee and President
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++      Since 2003         Attorney. Formerly, Senior Managing Director and          46          None
Year of Birth:1965                         Chief Administrative Officer (2007-2008) and
Trustee                                    General Counsel (2001-2007) of Claymore
                                           Advisors, LLC and Claymore Securities, Inc.
                                           (2001- 2008). Formerly, Assistant General
                                           Counsel, John Nuveen and Company,
                                           Inc. (1999-2000). Formerly Vice President
                                           and Associate General Counsel of Van
                                           Kampen Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* The business address of each Trustee unless otherwise noted is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

** The Trustees of each class shall be elected at an annual meeting of shareholders or special meeting in lieu thereof called for that purpose, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Corso is an "interested person" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of MBIA Asset Management and MBIA Capital Management Corp., the Fund's Investment Adviser.

++ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of, and his equity ownership in, Claymore Securities, Inc., the Fund's Servicing Agent and certain of its affiliates.

20 | SemiAnnual Report | January 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

PRINCIPAL EXECUTIVE OFFICERS
The Officers of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND  TERM OF OFFICE** AND   PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT   LENGTH OF TIME SERVED  AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                  Since 2008             Senior Managing Director and Chief Investment Officer of Claymore
Yea of birth:1955                                         Advisors, LLC and Claymore Securities, Inc. (2008-present). Chief
Chief Executive Officer                                   Executive Officer of certain other funds in the Fund Complex. Formerly,
                                                          Managing Director of Research, Nuveen Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                  Since 2008             Senior Managing Director and General Counsel of Claymore Advisors, LLC,
Year of birth:1959                                        Claymore Securities, Inc. and Claymore Group Inc. (2007-present). Chief
Chief Legal Officer                                       Legal Officer of certain other funds in the Fund Complex. Formerly,
                                                          Associate General Counsel and Assistant Corporate Secretary of NYSE
                                                          Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                     Since 2006             Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth:1964                                        Securities, Inc. (2005-present). Chief Financial Officer of Claymore Group
Chief Financial Officer,                                  Inc. (2005-2006). Managing Director of Claymore Advisors, LLC and Claymore
Chief Accounting Officer                                  Securities, Inc. (2003-2005). Treasurer of Henderson Global Funds and
and Treasurer                                             Operations Manager for Henderson Global Investors (North America) Inc.,
                                                          (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice
                                                          President, Nuveen Investments (1999-2001); Chief Financial Officer,
                                                          Skyline Asset Management LP, (1999);Vice President, Van Kampen Investments
                                                          and Assistant Treasurer, Van Kampen mutual funds (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                   Since 2006            Vice President, Assistant General Counsel of Claymore Group Inc.
Year of Birth:1978                                        (2005-present). Secretary of certain funds in the Fund Complex.
Secretary                                                 Previously, Associate, Vedder Price P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                        Since 2006             Vice President - Fund Compliance Officer of Claymore Group, Inc. (2006 -
Year of Birth:1957                                        present). Previously, Chief Compliance Officer/Assistant Secretary of
Chief Compliance Officer                                  Harris Investment Management, Inc. (2003-2006). Director - Compliance of
                                                          Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey S. MacDonald               Since 2007             Director of Advisory Services Portfolio Management, MBIA Asset Management
113 King Street                                           (2007-present). Formerly, Vice President and Portfolio Manager, Hartford
Armonk, NY 10504                                          Investment Management Company (2005-2007); Fixed Income Portfolio
Year of Birth:1970                                        Analyst, Wellington Management Company (2000-2004).
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Leonard I. Chubinsky               Since 2003             General Counsel and Secretary, MBIA Asset Management LLC & MBIA Capital
113 King Street                                           Management Corp.; Deputy General Counsel, MBIA Insurance Corp.
Armonk, NY 10504
Year of Birth:1948
Assistant Secretary and
Assistant Vice President
------------------------------------------------------------------------------------------------------------------------------------

* The business address of each officer unless otherwise noted is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

                                       SemiAnnual Report | January 31, 2009 | 21

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund |

Dividend Reinvestment PLAN | (unaudited)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York Mellon ("Administrator"), as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number:866-488-3559.

22 | SemiAnnual Report | January 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

FUND INFORMATION |

BOARD OF TRUSTEES
Randall C. Barnes

Clifford D. Corso*

Nicholas Dalmaso**

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his position as an officer of the Fund's Investment Adviser.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, Claymore Securities, Inc., the Fund's Servicing Agent and certain of its affiliates.

OFFICERS
Clifford D. Corso*
President

J. Thomas Futrell
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

Steven M. Hill
Chief Financial Officer,
Chief Accounting Officer and Treasurer

Jeffrey S. MacDonald
Vice President

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

Leonard I. Chubinsky
Assistant Secretary and
Assistant Vice President

INVESTMENT ADVISER
MBIA Capital
Management Corp.
Armonk, New York

SERVICING AGENT
Claymore Securities, Inc.
Lisle, Illinois

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

ACCOUNTING AGENT, CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT
The Bank of New York
Mellon
New York, New York

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
New York, New York

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

PRIVACY PRINCIPLES OF MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND FOR SHAREHOLDERS

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website-www.MBIA.com.

QUESTIONS CONCERNING YOUR SHARES OF MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND:

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Accounting Agent, Custodian, Transfer Agent and Auction Agent:
     The Bank of New York Mellon,101 Barclay 11E, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov or www.claymore.com/mzf.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com/mzf. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In November 2008, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

                                       SemiAnnual Report | January 31, 2009 | 23

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund |

About the FUND MANAGER |

MBIA CAPITAL MANAGEMENT CORP.

MBIA Capital Management Corp. ("MBIA Capital Management"), the Fund's Investment Adviser, is based in Armonk, New York and was created in 1994 to provide fixed-income asset management services. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. MBIA Capital Management Corp. is owned by MBIA Asset Management Group, a $43 billion dollar manager of fixed income products. The parent company, MBIA, Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index.

INVESTMENT PHILOSOPHY

MBIA Capital Management's philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. MBIA Capital Management believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

INVESTMENT PROCESS

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm's chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. MBIA's rigorous bottom-up process is rooted in fundamental credit analysis and MBIA's proprietary research.

MBIA CAPITAL MANAGEMENT CORP.
113 King Street                                                            MZF
Armonk, NY 10504                                                         LISTED
(03/09)                                                                  NYSE(R)

           NOT FDIC - INSURED | NOT BANK - GUARANTEED | MAY LOSE VALUE

MZF-SAR-0109

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On October 20, 2008, the registrant's Board of Trustees (the "Board") approved a revised written charter (the "Nominating and Governance Committee Charter") for its nominating and governance committee (the "Nominating and Governance Committee") that contains changes to the procedures by which shareholders may recommend nominees to the Board.

Under the Nominating and Governance Charter, the previously existing procedures by which shareholders may recommend nominees to the Board, as described in the registrant's proxy statement filed with the Securities and Exchange Commission on November 13, 2006, remain in effect. In addition to these previously existing procedures, the Nominating and Governance Charter includes a new requirement that following the submission by a shareholder of a Trustee candidate recommendation, a Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the Investment Company Act of 1940 or otherwise have material relationships with key service providers to the Fund; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

A copy of the Nominating and Governance Committee Charter will be filed with the Securities and Exchange Commission as an appendix to the registrant's 2009 proxy statement.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 (a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MBIA Capital /Claymore Managed Duration Investment Grade Municipal Fund

By:      /s/ J. Thomas Futrell
         ---------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    April 1, 2009


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         ---------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    April 1, 2009


By:      /s/ Steven M. Hill
         ---------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    April 1, 2009